UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2022

VOLTA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39508	35-2728007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 De Haro Street
San Francisco, CA 94103

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 264-2208

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	VLTA	New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	VLTA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 30, 2022, Volta Inc. (the “Company”) and Vincent T. Cubbage, the Company’s Interim Chief Executive Officer, entered into an offer letter (the “Offer Letter”). The Offer Letter is dated July 29, 2022 but is effective as of June 13, 2022 (the “Start Date”), which is the commencement date of Mr. Cubbage's service in his capacity as Interim Chief Executive Officer, and provides for, among other things, an annual base salary of $500,000 and 420,000 restricted stock units (“RSUs”). Each RSU represents a contractual right to receive one share of the Company’s Class A common stock upon vesting and settlement of the RSU. Of the RSUs, 50% will vest six months after the Start Date and the remaining 50% will vest twelve months after the Start Date. Any unvested RSUs will immediately vest upon a change of control or the hiring of a successor Chief Executive Officer.

During the period that Mr. Cubbage serves as the Interim Chief Executive Officer, he will not be eligible to receive the compensation provided to non-employee directors under the director compensation policy (the “DCP”) previously approved by the Company’s Board of Directors (the “Board”), except that he will receive the annual grant of RSUs under the DCP related to the most recently completed annual meeting of the Company’s stockholders in July 2022, subject to the same terms and conditions applicable to the grants made to the non-employee members of the Board pursuant to the DCP.

The Offer Letter contains certain restrictive covenants that apply during and after Mr. Cubbage’s employment, including confidentiality agreements. On July 30, 2022, the Board approved the Offer Letter.

The foregoing summary of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference in its entirety into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Offer Letter, dated July 29, 2022 (and effective as of June 13, 2022), by and between the Company and Vincent T. Cubbage.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2022	Volta Inc.

	By:	/s/ Michelle Kley
	Name:	Michelle Kley
	Title:	Executive Vice President, Chief Legal Officer and Secretary

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